UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Ohr Pharmaceutical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 4, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Ohr Pharmaceutical, Inc. (the “Company”) to be held on March 31, 2014 at the offices of Hahn & Hessen LLP located at 488 Madison Avenue, New York, New York. The meeting will begin promptly at 10:30 a.m. local time.

At the Annual Meeting, in addition to the election of directors and ratification of the selection of auditors, you will be asked to consider and vote upon a number of important matters listed in the following Notice of Annual Meeting and more fully addressed in the proxy statement included with this letter.

The Company’s Board of Directors believes that a favorable vote for the matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” such matters. Accordingly, we urge you to review the accompanying material carefully and to return the accompanying proxy promptly.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. Please vote online or by telephone, or, if you elect to receive the proxy material by mail, please date, sign, and return your proxy card promptly in the envelope provided to you with the proxy materials. This will ensure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting and are the stockholder of record, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your investment in and continued support of Ohr Pharmaceutical, Inc.

Sincerely,

Irach Taraporewala
President and Chief Executive Officer

800 Third Avenue, 11th Floor, New York, NY 10022

OHR PHARMACEUTICAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 31, 2014

To the Stockholders of Ohr Pharmaceutical, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Ohr Pharmaceutical, a Delaware corporation (the “Company”). The Annual Meeting will be held at the offices of Hahn & Hessen LLP located at 488 Madison Avenue, New York, New York. The meeting will begin promptly at 10:30 a.m. local time.

(1)	To elect two directors to hold office until the 2017 Annual Meeting of Stockholders;

(2)	To approve the 2014 Stock Incentive Plan;

(3)	To ratify issuance of warrants to consultants;

(4)	To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2014 fiscal year;

(5)	To hold a non-binding advisory vote on executive compensation;

(6)	To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

(7)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is February 26, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

James Kardon
Secretary

New York, New York

March 4, 2014

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE ONLINE OR BY TELEPHONE, OR, IF YOU ELECT TO RECEIVE THE PROXY MATERIAL BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE PROXY PROVIDED TO YOU AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED TO YOU, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO VOTE IN PERSON.

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. Please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

On March 31, 2014

The Proxy Statement for the Annual Meeting of Shareholders is available via email, and is available on the internet at http://www.ohrpharmaceutical.com/

Please send request to info@ohrpharmaceutical.com

OHR PHARMACEUTICAL, INC.

PROXY STATEMENT

Except as otherwise specifically noted, “Ohr Pharmaceutical,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Ohr Pharmaceutical, Inc.

FORWARD-LOOKING STATEMENTS

The information in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Words such as “may,” “will,” “should,” “estimates,” “predicts,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. You are cautioned that these forward-looking statements reflect management’s estimates only as of the date hereof, and we assume no obligation to update these statements, even if new information becomes available or other events occur in the future. Actual future results, events and trends may differ materially from those expressed in or implied by such statements depending on a variety of factors, including, but not limited to those set forth in our filings with the Securities and Exchange Commission, or SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file annual, quarterly and annual reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file at the SEC’s public reference room at 100 F Street N.E., Room 1580, Washington, D.C., 20549. You can also request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our public filings with the SEC are also available on the web site maintained by the SEC at http://www.sec.gov.

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OHR PHARMACEUTICAL, INC.
800 Third Avenue, 11th Floor
New York, New York 10022

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 31, 2014

The Annual Meeting of Stockholders of Ohr Pharmaceutical, Inc. will be held on March 31, 2014, at the offices of Ohr Pharmaceutical located at 488 Madison Avenue, New York, New York, beginning promptly at 10:30 a.m., local time. The accompanying proxy is solicited by our board of directors. It is anticipated that this Proxy Statement and the accompanying proxy card will be first made available or mailed to holders of our common stock on or about March 5, 2014.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because you own shares of our common stock. This Proxy Statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on February 26, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 19,980,680 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on February 26, 2014 your shares were registered directly in your name with our transfer agent, Standard Registration & Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 26, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What is being voted on?

You are being asked to vote on the following five proposals:

Proposal 1 — To elect two directors to hold office until the 2017 Annual Meeting of Stockholders.

Proposal 2 — To approve the 2014 Stock Incentive Plan.

Proposal 3 — To ratify issuance of warrants to consultants;

Proposal 4 — To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2014 fiscal year.

Proposal 5 – Advisory vote on executive compensation.

The advisory vote on executive compensation (Proposal 5) will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in Proposal 6 and below in Proposal 6 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Proposal 6 – Advisory vote on the frequency of advisory votes on executive compensation.

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 6), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. Votes cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

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How do I vote?

For each of Proposals 1, 2, 3, 4 and 5, you may vote “For” or “Against” or abstain from voting. For Proposal 6, you may vote “one year”, “two years”, “three years”, or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote:

By Internet or by telephone: Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

By mail: If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

In person at the meeting: If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 1:00 a.m. Eastern Time on March 31, 2014.

If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of February 26, 2014.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Broker non-votes will be counted towards the vote total for Proposal 4 with the same effect as “For” votes. Abstentions and broker non-votes on Proposals 1, 2, 3, 5 and 6 will have the effect of reducing the number of shares present and entitled to vote on the Proposals, but otherwise will not be counted as votes either for or against the Proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

To be approved, Proposal 1 (the director vote proposal), Proposal 2 (the 2014 Stock Incentive Plan proposal), Proposal 3 (ratification of consultant warrants) and Proposal 4 (the auditor proposal) must receive the affirmative vote of the holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote at the Annual Meeting.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. On the record date, there were 19,980,680 shares of our common stock outstanding and entitled to vote. Thus, at least 9,990,341 shares must be represented in person or by proxy at the Annual Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be treated as broker non-votes (see “How are votes counted?” above).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one Proxy Statement or proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How do I vote?” for each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 800 Third Avenue, 11th Floor, New York, New York 10022; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Does the Board of Directors recommend approval of the proposals at the Annual Meeting?

Yes. After careful consideration, our Board of Directors recommends that our stockholders vote FOR each of the proposals.

Who can help answer my questions about the proposals?

If you have additional questions about these proposals, you should contact Sam Backenroth, our Chief Financial Officer, at 212-682-8452.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the quarter in which the Annual Meeting occurs.

When are stockholder proposals due for next year’s annual meeting?

Our stockholders may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by September 30, 2014 to our Secretary at our principal office, Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

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In addition, our by-laws provide that a stockholder may nominate one or more persons for election as director or directors at a stockholders’ meeting if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Company not less than 90 days before the meeting of stockholders at which such election is held. Each such notice must state (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (iv) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

We have received no such notice for the 2014 annual meeting. For the 2015 annual meeting of stockholders, written notice must be delivered to our Secretary at our principal office, Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022, by September 30, 2014.

PROPOSAL 1: - ELECTION OF DIRECTORS

The Board of Directors recommends the election of the two nominees for Class I directors named below. All shares represented by each properly signed and returned proxy will be voted in accordance with the instructions marked by the shareholder executing it or, if no instructions are marked, will be voted for the election of the nominees below.

As provided in the Company’s Articles of Incorporation, the Board of Directors is divided into three classes, each of which serves for a three-year term. The Class I directors elected at the Annual Meeting will hold office until the 2017 Annual Meeting of Shareholders and until their respective successors are elected and shall have been qualified. Directors of the Company are elected by a plurality of the votes cast at a meeting of shareholders. Therefore, a shareholder who fails to vote, or who withholds his or her vote from one or more nominees, will not affect the outcome of the election, provided that a quorum is present at the Annual Meeting. A broker who is the record owner of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares if the broker has not received voting instructions from the beneficial owner by the tenth day before the Annual Meeting, provided that this Proxy Statement is transmitted to the beneficial owner at least 15 days before the Annual Meeting.

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Under the terms of the Company’s Articles of Incorporation, a vote cast at the Annual Meeting for any person other than the nominees below (or any substitute nominee proposed by the Board of Directors) will not be valid. See “Other Matters.”

If for any reason any of the nominees below shall become unavailable for election, it is intended that all properly executed and returned proxies will be voted for a substitute nominee designated by the Board, but the Board has no reason to believe that this will occur. Information concerning the one Class II director and two Class III directors, whose current terms of office will continue until the 2015 and 2016 Annual Meetings, respectively, is also set forth below.

Nominees for Class I Directors

June S. Almenoff, M.D., Ph.D. - Director 56

June S. Almenoff, M.D., Ph.D. has been a Director of Ohr Pharmaceutical since May 2013. She has served as the president and chief medical officer of Furiex Pharmaceuticals, Inc. since its inception in 2010 and is the principal executive officer of Furiex. She has served on the Furiex Board of Directors since 2012. Dr. Almenoff joined Furiex after a successful 12-year career at GlaxoSmithKline (“GSK”). She was vice president in the clinical safety and pharmacovigilance organization at GSK, where she served on the company’s senior governing medical boards and managed a diverse therapeutic portfolio supporting numerous regulatory approvals. She led the GSK teams that developed three pioneering systems for minimizing risk in early- and late-stage drug development; these have been widely implemented by pharmaceutical companies and regulatory agencies and their impact on the industry has been recognized by the Wall Street Journal Technology Innovation Award and several other prestigious awards. During her tenure at GSK, Dr. Almenoff chaired the Pharma-FDA working group on safety signal detection and was lead author on its influential position paper. She also led the scientific diligence effort for the acquisition of Stiefel Laboratories and established a licensing program for a drug development unit. Prior to joining GSK, Dr. Almenoff was on the faculty of Duke University Medical Center, where she is currently a Consulting Professor of Medicine. She is an author on more than 50 publications. Dr. Almenoff earned a bachelor’s degree, cum laude, from Smith College. She graduated from the M.D.-Ph.D. program at Mt. Sinai School of Medicine and completed a residency in internal medicine and a fellowship in infectious diseases at Stanford University Medical Center. She is a board-certified Fellow of the American College of Physicians with 10 years of clinical practice experience.

Thomas M. Riedhammer, Ph.D. – Director 65

Dr. Riedhammer has been a Director of Ohr Pharmaceutical since April 2013. He most recently served as Chairman of Sirion Therapeutics Inc, a position he held from 2007 to 2013. Prior to that, Dr. Riedhammer served as Chief Operating Officer of Presby Corp., a medical device company engaged in the research and development of treatments for eye disorders. Prior to Presby Corp., Dr. Riedhammer served as President and Senior Vice President of Worldwide Pharmaceuticals at Bausch and Lomb from 1994 to 2000. He also held various other positions at Bausch and Lomb including: Senior Vice President, and Chief Technical Officer from 1998 to 2000, Senior Vice President and President for Worldwide Pharmaceutical, Surgical, and Hearing Care Products from 1994 to 1998, and Vice President from 1993 to 1994. He was a corporate Vice President of Paco Pharmaceuticals and President of Paco Research Corp from 1984 to 1991. Dr. Riedhammer began his career at Bausch & Lomb as a Research Chemist and was its Director, Lens Care Products R&D. He has served as Chairman and Director of Prevent Blindness Florida, Director of Prevent Blindness America, Sjogren’s Syndrome Foundation as secretary and Junior Achievement International. Dr. Riedhammer holds a B.A. in Chemistry and a Ph.D. in Electrochemistry from State University of New York at Buffalo.

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Class II Directors Continuing in Office

Dr. Irach B. Taraporewala- Chief Executive Officer, President, and Director 57

Dr. Taraporewala has served as CEO of the Company since April 2010. Dr. Taraporewala has over 30 years in drug development and regulatory affairs experience. He was formerly the Vice President of Regulatory Affairs and Clinical Research at Austin, TX-based Mystic Pharmaceuticals Inc. where he led the regulatory strategy for the company’s ophthalmic and intranasal drug products and drug delivery systems. Prior to that, Dr. Taraporewala served as Senior Consultant in the Drug Development Consulting division of Boston-based PAREXEL International Corp., a leading global pharmaceutical services provider, where he provided technical expertise and regulatory advice to small and large biotechnology and pharmaceutical company clients worldwide, and also conducted due diligence for companies and venture capital firms on technology and portfolio evaluation and product acquisitions. From 1998 to 2004, Dr. Taraporewala was Director of Chemistry and Quality Control at Yonkers, NY-based Advanced Viral Research Corporation where he helped take OHR/AVR118, an immunomodulator drug, into clinical trials for AIDS, cancer cachexia and rheumatoid arthritis. At Advanced Viral Research he worked closely with Shalom Hirschman, M.D., Ohr’s Chief Science Advisor. Prior to that, Dr. Taraporewala worked in research and development at Ciba-Geigy, which later merged with Sandoz to become Novartis. He has also served as principal investigator on four National Institute of Health and U.S. Department of Defense funded biomedical research grants on antiviral drugs, DNA-based cancer diagnostics and on antimalarial compound development. Dr. Taraporewala earned bachelors’ and masters’ degrees in chemistry and microbiology from the University of Bombay, India and a Ph.D. in medicinal chemistry from the Philadelphia College of Pharmacy. He conducted postdoctoral research at the University of Texas at Austin, the University of Minnesota and the Southwest Foundation for Biomedical Research. Dr. Taraporewala has multiple scientific publications and patents to his credit, and has lectured extensively.

Class III Directors Continuing in Office

Ira Greenstein –Chairman of the Board, Director 53

Mr. Greenstein has served as a Director of Ohr Pharmaceutical since March 30, 2014. Mr. Greenstein has served as President of Genie Energy Ltd. (NYSE:GNE) since December 2011. Mr. Greenstein currently also serves as Counsel to the Chairman of IDT Corporation (NYSE: IDT) and had served as the President of IDT from 2001 through 2011 and Counsel to the Chairman of IDT in 2000 and 2001. He has served as a Director of IDT and General Counsel and Secretary of IDT’s subsidiary, Net2Phone, Inc. (NASDAQ: NTOP). Prior to joining IDT, Mr. Greenstein was a partner in Morrison & Foerster LLP, where he served as the Chairman of that firm’s New York Office’s Business Department. Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP and served on the Securities Advisory Committee and as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves on the Boards of Directors of Document Security Systems, Inc. (AMEX:DSS), Arista Power Inc. (QBB:ASPW), NanoVibronix, Inc. and Regal Bank of New Jersey. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School where he serves as a member of the Dean’s Council.

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Orin Hirschman –Director 45

Mr. Hirschman has served as a Director at Ohr since March 2009. Mr. Hirschman has over 20 years of experience in money management, leveraged buyouts, restructuring and venture capital. From 1994 until 2001 Orin served as a co-manager of two private investment funds, Adam Smith Investment Partnerships and Adam Smith Investment Partners, Ltd (the “Adam Smith Funds”). In addition to Orin’s private placement investments over the last eight years, and the Adam Smith Funds, Orin’s experience in the securities industry includes tenures with Wesray Capital, the investment firm founded by former U.S. Secretary of the Treasury William E. Simon, and Randall Rose & Company, a $100 million money management firm based in New York. Orin has been actively involved in the financing and structuring of over 70 companies, including many high technology companies. Mr. Hirschman’s educational background includes an M.B.A. in Finance from New York University Graduate School of Business and a degree in Biology and Finance from Touro College where he graduated Summa Cum Laude.

Executive Compensation

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compen-sation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Ira Greenstein,	2013	—	—	—	57,945	—	—	—	57,945
Chairman and Director	2012	—	—	—	63,241	—	—	—	63,241
Orin Hirschman	2013	—	—	—	57,945	—	—	—	57,945
Director	2012	—	—	—	63,241	—	—	—	63,241
Thomas Riedhammer	2013	—	—	—	189,853	—	—	—	189,853
Director	2012	—	—	—	—	—	—	—	—
June Almenoff	2013	—	—	—	180,157	—	—	—	180,157
Director	2012	—	—	—	—	—	—	—	—
Irach Taraporewala	2013	137,500	25,000	—	175,121	—	—	—	337,621
President and CEO	2012	138,000	—	—	187,479	—	—	—	325,479
Sam Backenroth	2013	105,625	25,000	—	85,243	—	—	—	215,868
VP Bus. Development/CFO	2012	84,000	—	—	92,305	—	—	—	176,305

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Outstanding Equity Awards at Fiscal Year-End

A.    Option Awards

The following table provides certain information with respect to individual grants during the fiscal year ended September 30, 2013 to each of our named executive officers of common share purchase options relating to our common shares:

	Number of Common Shares Underlying (#) Exercisable	Number of Common Shares Underlying (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Ira Greenstein	50,000		50,000	$1.71	3/9/2017
Chairman and Director

Orin Hirschman	50,000		50,000	$1.71	3/9/2017
Director

Thomas Riedhammer	29,167		87,500	$4.74	4/30/2018
Director

June Almenoff	29,167		87,500	$4.68	5/17/2018
Director

Irach Taraporewala	358,333		141,667	$1.50 to $1.71	4/12/2015;
CEO , President, and Director					3/9/2017

Sam Backenroth	128,333		71,667	$1.50 to $1.71	4/12/2015;
VP Bus. Development & CFO					3/09/2017

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B.     Stock Awards

The following table provides certain information with respect to individual grants during the fiscal year ended September 30, 2013 to each of our named executive officers of common shares:

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Ira Greenstein Chairman and Director	—	—	—	—

Irach Taraporewala CEO and President	—	—	—	—

Sam Backenroth VP Bus. Development and CFO	—	—	—	—

No named executive officer received any grants of stock for the fiscal year ended September 30, 2013. See “Proposal 2 – Approval of 2014 Stock Incentive Plan” concerning grants in fiscal 2014.

Employment Agreements

On August 9, 2013, the Company entered into revised employment agreements for terms ending January 31, 2014, with Dr. Irach B. Taraporewala, the Company’s President and Chief Executive Officer, and Sam Backenroth, Chief Financial Officer and Vice President, Business Development, retroactive to January 1, 2013. Dr. Taraporewala’s annual base salary was increased to $160,000, and Mr. Backenroth’s annual base salary was increased to $125,000. On January 8, 2014, the Company entered into revised employment agreements, each for terms ending January 1, 2015, which increased the compensation of Dr. Taraporewala and Mr. Backenroth, retroactive to January 1, 2014, to $245,000 and $200,000, respectively. See Proposal 2 below concerning issuance of options to Dr. Taraporewala and Mr. Backenroth in fiscal 2014.

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The Company’s Board of Directors (the “Board”) expects to review the executives’ salaries on an annual basis. Each executive may also receive an annual bonus at the discretion of the Board, in accordance with any bonus plan adopted by the Board, and will participate in the Company’s employee benefit programs, stock based incentive compensation plans and other benefits.

Remuneration of Officers

Dr. Taraporewala and Mr. Backenroth receive cash compensation pursuant to their employment agreements from their hiring date in April 2010 through the end of our fiscal year.

Change in Control Benefits

Change in control benefits are intended to diminish the distraction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive’s full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives’ talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

Each of Dr. Taraporewala and Mr. Backenroth is entitled to (1) severance pay and benefits if his employment is terminated, whether at the end of the term of his employment agreement or termination without cause, equal to 50% of his base salary at the time of termination, or (2) alternatively, in the event of a change in control of the Company, upon (i) his termination without cause, (ii) expiration of the term of his employment agreement, or (iii) as a result of a constructive termination (that is, his resignation because he has reasonably determined in good faith that his titles, authorities, responsibilities, salary, bonus opportunities or benefits have been materially diminished, that a material adverse change in his working conditions has occurred, that his services are no longer required in light of the Company’s business plan, or the Company has breached his employment agreement) which occurs: (x) concurrently with the change in control, or (y) within 12 months of the change in control, he will be entitled to receive (A) severance pay in an amount equal to $490,000 (in the case of Dr. Taraporewala) or $400,000 (in the case of Mr. Backenroth), (B) the value of any accrued but unused vacation time, (C) the amount of all accrued but previously unpaid base salary through the date of termination, and (D) all of his then current employment benefits for the longer of twelve (12) months or the full un-expired term of his employment agreement. Each of Dr. Taraporewala and Mr. Backenroth has the right, for a period of 30 days following termination of his employment to exercise his Company options to the extent such options are otherwise vested and exercisable as of the date of termination.

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Compensation of Directors

During the fiscal year 2012, Ira Greenstein and Orin Hirschman each received options to purchase common stock.  Both Mr. Greenstein and Mr. Hirschman received 100,000 options, of which 50,000 each, have vested through fiscal 2013.  The value of the options, to each Board member for the fiscal years 2013 and 2012, was $57,945 and $63,241, respectively.  These options expire March 9, 2017.

During the fiscal year 2013, Thomas Riedhammer and June Almenoff each received options to purchase common stock.  Both Mr. Riedhammer and Ms. Almenoff received 116,667 options, of which 29,167 each, have vested through fiscal 2013.  The value of the options, to Mr. Riedhammer and Ms. Almenoff for the fiscal year 2013, was $189,853 and $180,157, respectively.  These options expire April 30, 2018 and May 17, 2018, respectively.

Audit Committee

Consisting entirely of independent directors, the Audit Committee’s function is to evaluate the adequacy of the Company’s internal accounting controls, review the scope of the audit by MaloneBailey, L.L.P. and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non audit services provided by the Company’s independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company’s independent accountants. The Audit Committee had one meeting in fiscal 2013. The members of the Audit Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. Members of the Audit Committee are:

Thomas Riedhammer, Chairman
June Almenoff
Ira Greenstein

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this Proxy Statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented.

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•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors’ independence.

•	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee was formed pursuant to a written charter, which can be found on our website at http://ir.ohrpharmaceutical.com/governance-documents ..

Compensation Committee

During the fiscal year ended September 30, 2013, our Board of Directors’ Compensation Committee was first formed. It is comprised of

Thomas Riedhammer, Chairman
June Almenoff
Ira Greenstein

, each of whom is an independent director for purposes of the NASDAQ listing standards. The Compensation Committee reviews and recommends executive compensation, including changes therein, and administers our stock option plans. There were no meetings of the Compensation Committee during the fiscal year ended September 30, 2013.

The Compensation Committee was formed pursuant to a written charter, which can be found on our website at http://ir.ohrpharmaceutical.com/governance-documents ..

Miscellaneous

Except as set forth above, no family relationships exist between any of the executive officers and directors (or nominees for director) of the Company. The Board of Directors has no standing Nominating, Compensation or Stock Option Committees.

Interest of Management in Certain Transactions

The Company is not aware of any further transactions which would require disclosure under this section by the Company and any affiliated party.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES.

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Information Regarding the Board of Directors and Its Committees

Meetings of the Board of Directors

The Board met one time during the Company’s 2013 fiscal year. Each then-serving director attended all of the meetings of the Board held during the period for which he was a director.

Stockholder Communications with the Board of Directors

The Company adopted a policy for stockholder communications with the Board. Persons interested in communicating with any particular director, the independent directors or the Board as a whole may address correspondence to the intended recipient, in care of Ohr Pharmaceutical, Inc. at 800 Third Avenue, 11th Floor, New York, New York 10022. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit or Compensation Committee.

Code of Ethics

The Company adopted the Ohr Pharmaceutical, Inc. Code of Business Conduct that applies to all officers, directors and employees. All of the Company’s employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and with applicable laws and regulations. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to the Company’s Chief Executive Officer and senior financial officers. The Code of Business Conduct and Code of Ethics is available on our website at http://www.OhrPharmaceutical.com/upload/investors/business_code_of_conduct.pdf. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended September 30, 2013.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 1.

PROPOSAL 2: - 2014 STOCK INCENTIVE PLAN

2014 Stock Incentive Plan

The 2014 Stock Incentive Plan (the “2014 Plan”) was adopted by the Company on January 31, 2014, and the Board of Directors recommends a vote in favor thereof.

The 2014 Plan is designed to advance the Company’s interests by enhancing its ability to attract and retain employees and others in a position to make significant contributions to the success of the Company through ownership of shares of Common Stock. The 2014 Plan provides for the grant of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), restricted stock, and combinations of the above. A total of 1,500,000 shares of common stock are reserved for issuance under the 2014 Plan. The shares of Common Stock issuable under the 2014 Plan are subject to adjustment for stock dividends and similar events. Awards under the 2014 Plan may also include provision for payment of dividend equivalents with respect to the shares subject to the award. On February 3, 2014, three year options to purchase 250,000 shares and 250,000 shares under the 2014 Plan (the “Initial Grants”) were granted, respectively, to Irach Taraporewala, a director and CEO of the Company, and Sam Backenroth, CFO of the Company. In the event that the stockholders do not approve the 2014 Plan, these options granted to Dr. Taraporewala and Mr. Backenroth will be void. Stockholder approval of the 2014 Plan shall ratify the Initial Grants.

The 2014 Plan is administered by the Compensation Committee. All employees of the Company and any of its subsidiaries and other persons or entities (including non-employee directors of the Company and its subsidiaries) who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries are eligible to participate in the 2014 Plan.

Except as described above, no determination has been made (i) as to which individuals may in the future receive options or rights under the 2014 Plan, (ii) as to the number of shares to be covered by any such options or rights granted to any single individual, or (iii) as to the number of individuals to whom such options or rights will be granted. The proceeds received by the Company from the sale of stock pursuant to the 2014 Plan will be used for the general purposes of the Company, or in the case of the receipt of payment in shares of Common Stock, as the Board of Directors may determine, including redelivery of the shares received upon exercise of options.

Summary of the 2014 Plan

The following summary is qualified in its entirety by the full text of the 2014 plan that appears as Exhibit A to this Proxy Statement.

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Stock Options. The exercise price of an ISO granted under the 2014 Plan may not be less than 100% (110% in the case of 10% stockholders) of the fair market value of the Common Stock at the time of grant. The exercise price of a NQSO granted under the 2014 Plan is determined by the Board. The term of each option may be set by the Board but cannot exceed ten years from grant (five years from grant in the case of an incentive stock option granted to a 10% shareholder), and each option will be exercisable at such time or times as the Board specifies. The option price may be paid in cash or check acceptable to the Company or, if permitted by the Board and subject to certain additional limitations, by tendering shares of Common Stock, by using a promissory note, by delivering to the Company an unconditional and irrevocable undertaking by a broker promptly to deliver sufficient funds to pay the exercise price, or a combination of the foregoing.

Except as otherwise provided by the Board, if a participant dies, options held by such participant immediately prior to death, to the extent then exercisable, may be exercised by the participant’s executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Except as otherwise determined by the Board, options not exercisable at a participant’s death terminate. Outstanding awards of restricted Common Stock must be transferred to the Company upon a participant’s death except as otherwise determined by the Board.

In the case of termination of a participant’s association with the Company for reasons other than death, options remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less), and shares of restricted Common Stock must be resold to the Company, unless otherwise determined by the Board. If any such association is terminated due to the participant’s discharge for cause which, in the opinion of the Board, casts such discredit on the participant as to justify immediate termination of any award under the 2014 Plan, such participant’s options may be terminated immediately.

In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all of the Company’s assets, the Board may determine that (i) each outstanding option will become immediately exercisable unless otherwise provided at the time of grant, and (ii) each outstanding share of restricted Common Stock will immediately become free of all restrictions and conditions. The Board may also arrange to have the surviving or acquiring corporation or affiliate assume any award held by a participant or grant a replacement award. If the optionee is terminated after a change in control by the Company without cause, or in the case of certain officers designated from time to time by the Board resigns under certain circumstances, within two years following the change in control, all unvested options will vest and all options will be exercisable for the shorter of four years or their original duration and all other awards will vest. If the option committee makes no such determination, outstanding awards to the extent not fully vested will be forfeited.

Certain Federal Income Tax Consequences. The following discussion, which is based on the law as in effect on January 1, 2014, summarizes certain federal income tax consequences of participation in the 2014 Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the plans, nor does it cover state, local or non-U.S. taxes.

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In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO increases alternative minimum taxable income by an amount equal to the difference (the “option spread”) between the value of the Common Stock purchased and the price. This increase may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a corresponding deduction is available to the company) equal to the value of the shares at the time of exercise less the exercise price. If the disposition was a sale (other than to a related party), and if the Common Stock was sold for less then what it was worth on the date the ISO was exercised, the ordinary income is limited to the gain on the sale, if any. If, on the other hand, the optionee has additional gain on a disqualifying disposition, any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction. In certain cases, an optionee may be treated as disposing of ISO shares for purposes of the “disqualifying disposition” rules even though the optionee has not sold the shares (i.e., if the optionee makes a gift of the shares (other than to a spouse), or if the optionee uses them to exercise another ISO within the one or two-year holding periods described above).

In general, in the case of a nonstatutory option the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. If the optionee is an employee, such income is subject to tax withholding. A corresponding deduction is available to the Company. Any gain or loss recognized upon a subsequent sale of the shares will be a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a nonstatutory option. ISOs granted by the Company are also treated as nonstatutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Annual tax rules may apply if the shares acquired pursuant to the exercise of an option are restricted under the 2014 Plan or are otherwise subject to a substantial risk of forfeiture. In general, if shares subject to a substantial risk of forfeiture are acquired upon exercise of an option, any ordinary income or alternative minimum taxable income associated with the exercise will be taken into account and measured, and any associated deduction will be available to the Company, not earlier than the date on which the substantial risk of forfeiture lapses unless the person to whom the option was granted makes a so-called “83(b) election” not later than thirty (30) days after the exercise. In the case of an optionee subject to the reporting and short-swing profit recapture rules of Section 16 of the Exchange Act, shares acquired pursuant to the exercise within six months of the date of grant of an option granted prior to the 1996 effective date of new Rule 16b-3 promulgated under the Exchange Act (or granted after that date, if certain committee-approval or board-approval requirements are not satisfied) will be treated as subject to a “substantial risk of forfeiture” until six months from the date of grant of the option.

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Under Section 162(m) of the Code, the Company may not deduct more than $1.0 million for remuneration paid to any of its five highest paid executive officers. Some types of remuneration are not subject to this limit, including certain performance-based compensation. It is intended that remuneration attributable to ISOs, non-statutory stock options, and SARs will qualify for the exception from the $1.0 million deduction for performance-based compensation.

Under the so-called “golden parachute” provisions of the Internal Revenue Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including payments taken into account by reason of the grant, vesting or exercise of awards under the 2014 Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Approval of the adoption of the 2014 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSAL 2 - THE APPROVAL OF THE 2014 STOCK INCENTIVE PLAN

PROPOSAL 3: - RATIFICATION OF ISSUANCE OF
WARRANTS TO CONSULTANTS

On January 2, 2014, the Company issued warrants to purchase 20,550 common shares to a consultant for services rendered as a scientific and clinical advisor to the Company. The warrants vested immediately, have an exercise price of $7.88 per common share and a term of five years. On January 7, 2014, the Company issued warrants to purchase 100,000 common shares to a consultant for scientific and clinical advisory services to be rendered to the Company. 25,000 warrants vested immediately, with the remainder vesting over the next three quarterly periods. The warrants have an exercise price of $7.94 per common share and a term of three years. Neither of the warrants will be exercisable unless the stockholders approve this Proposal 3.

These warrants were issued pursuant to a plan designed to advance the Company’s interests by attracting scientific talent that could make significant contribution to the success of the Company and to align their interests with the Company. The issuances were unanimously approved by the Board of Directors. The Company expects that compensatory warrants in the future will be issued under the 2014 Plan.

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Approval of the ratification of the issuance of these warrants requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 3.

PROPOSAL 4: - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2014 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. MaloneBailey, LLP has audited Ohr Pharmaceutical’s financial statements since 2012. Representatives of MaloneBailey, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of MaloneBailey, LLP as the Company’s independent auditors. However, the Board is submitting the selection of MaloneBailey, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On October 24, 2012 the Company dismissed Anderson Bradshaw PLLC (“Anderson Bradshaw”) as its independent registered public accounting firm, and on October 25, 2012, the Company selected MaloneBailey, LLP (“MaloneBailey”) as its new independent registered public accounting firm responsible for auditing its financial statements. The dismissal of the Company’s former accounting firm and engagement of the new accounting firm were unanimously approved by the Company’s Board of Directors.

None of the reports of Anderson Bradshaw on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Anderson Bradshaw the two most recent fiscal years and any subsequent interim period through October 24, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anderson Bradshaw, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Anderson Bradshaw has not advised the Registrant that:

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1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Anderson Bradshaw which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Anderson Bradshaw that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, of the financial statements issued or to be issued covering the fiscal year ended September 30, 2012.

The Company did not consult with Malone Bailey prior to the date of dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

For fiscal year 2011, Child Van Wagoner & Bradshaw charged the Company a total of $32,000 for independent accounting and auditing fees.

For fiscal year 2012, Child Van Wagoner & Bradshaw charged the Company a total of $31,270 for independent accounting and review fees.

For fiscal year 2013, Child Van Wagoner & Bradshaw charged the Company a total of $1,500 for independent accounting and review fees and Malone Bailey charged the Company a total of $36,500 for independent accounting and review fees.

The following table represents aggregate fees billed to the Company for fiscal years ending September 30, 2013 and 2012 by MaloneBailey.

	Fiscal Year Ended
	September 30, 2013 (3)	September 30, 2012 (2)
Audit Fees	$38,000	$31,270
Tax Fees (1)	$1,295	$915
All Other Fees	$—	$—
Total Fees	$39,295	$32,185

(1) Fees paid for preparation and filing of the Company’s federal and state income tax returns.

(2) Fees billed to the Company through September 30, 2012.

(3) Fees billed to the Company through September 30, 2013.

All fees described above were approved by the Board of Directors. The Board has determined that the rendering of the foregoing services other than audit services by MaloneBailey, LLP is compatible with maintaining the principal accountant’s independence.

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PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Board has not approved any formal policy concerning pre-approval of the auditors to perform both audit and non-audit services (services other than audit, review and attest services). Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Board in advance of the performance of such services.

REPORT OF THE BOARD OF DIRECTORS

The Board has recommended, subject to stockholder approval, the selection of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 4.

PROPOSAL 5: - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC, including change of control severance benefits.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Ohr Pharmaceutical, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2014 Proxy Statement, as such compensation is disclosed in the Company’s 2014 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

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Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 and below in Proposal 5 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

PROPOSAL 6: -
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 4 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

PRINCIPAL STOCKHOLDERS

The following table provides information about the beneficial ownership of our common stock as of February 24, 2014.

•	each person or entity known by us to own beneficially more than five percent of our common stock;

•	the named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

In accordance with Securities and Exchange Commission rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after February 24, 2014 through the exercise of any option, warrant or otherwise. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 19,970,046 shares of common stock outstanding as of February 24, 2014, plus any shares of common stock issuable upon exercise of presently exercisable common stock options or common stock warrants held by such person or entity. All shares included in the “Right to Acquire” column represent shares subject to outstanding stock options or warrants that are exercisable within 60 days after February 24, 2014. The address of each of our directors and executive officers is c/o Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

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Name and Address of Beneficial Owner	Shares Owned	Right to Acquire (1)	Common and Warrant Shares Owned Beneficially	Fully Diluted Ownership Percentage (2)

Orin Hirschman (3)	2,295,320	613,154	2,908,474	14.1%
6006 Berkeley Avenue
Baltimore, MD 21209

GCK Holdings Corp.	1,521,409	298,222	1,819,631	9.1%
4000 Hollywood Blvd., 530N
Hollywood, FL 33021 (4)

South Ferry #2, LP	1,097,966	755,686	1,853,652	8.9%
1 State Street Plaza, 29th Floor
New York, NY 10004 (5)

Paul Packer (6)	931,085	368,205	1,299,290	6.3%
60 Broad Street
New York, NY 10004

Irach Taraporewala (7)	19,095	423,335	442,430	2.1%
c/o Ohr

Ira Greenstein (8)	266,769	136,227	402,996	2.0%
c/o Ohr

Sam Backenroth (9)	4,699	190,835	195,534	1.0%
c/o Ohr

June Almenoff (10)	—	29,167	29,167	0.1%
c/o Ohr

Thomas Riedhammer (11)	—	29,167	29,167	0.1%
c/o Ohr

All Officers and Directors as a Group	2,585,883	1,421,885	4,007,768	18.7%

(1)	Rounded to nearest share; warrants are warrants to purchase common stock of the Registrant.

(2)	Calculated on the basis of shares of Common Stock outstanding plus the number of shares such holder has the right to acquire.

(3)	As set forth in a Schedule 13G filed February 14, 2014, Mr. Hirschman has sole voting and dispositive power over shares and warrants held by AIGH Investments, LLC and shares voting and dispositive power over shares and warrants held by The Tzedakah Fund.

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(4)	As set forth in a Schedule 13G filed February 14, 2014,

(5)	As set forth in a Schedule 13G filed February 14, 2014.

(6)	As set forth in a Schedule 13G/A filed February 14, 2014, Mr. Packer has sole voting and dispositive power over shares and warrants held by Mr. Packer personally. Mr. Packer shares voting and dispositive power over shares and warrants held by Globis Capital Partners, and Globis Overseas Fund Ltd.

(7)	Includes shares currently issuable upon exercise of options granted to Dr. Taraporewala.

(8)	Includes shares currently issuable upon exercise of options granted to Mr. Greenstein for his services as a director and Chairman of the Company

(9)	Includes shares currently issuable upon exercise of options granted to Mr. Backenroth.

(10)	Includes shares currently issuable upon exercise of options granted to Dr. Almenoff.

(11)	Includes shares currently issuable upon exercise of options granted to Dr. Riedhammer.

OTHER MATTERS

Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment. You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card. A list of our Stockholders of record at the close of business on February 26, 2014, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company’s counsel, Hahn & Hessen LLP, 488 Madison Avenue, in the City of New York, New York County, New York.

If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Corporate Secretary of the Company, at (212) 478-7200.

By Order of the Board of Directors,

James Kardon

Secretary

New York, New York

March 4, 2014

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Ohr Pharmaceutical, Inc.

VOTE BY INTERNET OR TELEPHONE ê ê ê ê ê ê

As a stockholder of Ohr Pharmaceutical, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 1:00 a.m., Central Time, on March 31, 2014.

Vote Your Proxy on the Internet: Go to www.myproxyonline.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote your Proxy by Phone: Call 866-437-4667 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by Mail: Mark, Sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

‚ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ‚

A – Proposals - The Board of Directors recommends a vote FOR all the named nominees as directors, and FOR Proposals 2, 3, 4 and 5 and 3 Years in Proposal 6	Please mark your vote like this	☒

Proposal 1 — To elect two directors to hold office until the 2017 Annual Meeting of Stockholders.

Nominees:	01- June S. Almenoff	02 -Thomas M. Riedhammer

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For all EXCEPT – to withhold authority to vote for any nominee, write the names of such nominee below:

Proposal 2 — To approve the 2014 Stock Incentive Plan.	For ☐	Against ☐	Abstain ☐

Proposal 3 — To ratify the issuance of warrants to consultants.	For ☐	Against ☐	Abstain ☐

Proposal 4 — To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2014 fiscal year.	For ☐	Against ☐	Abstain ☐

Proposal 5— Advisory vote on executive compensation.	For ☐	Against ☐	Abstain ☐

Proposal 6 — Advisory vote on the frequency of advisory votes on executive compensation.	1 year ☐	2 years ☐	3 Years ☐	Abstain ☐

B – Non-Voting Items –

Change of Address – Please print new address below:

Meeting Attendance – Mark box to the right if you plan to attend the Annual Meeting	☐

C – Authorized Signature – This section must be completed for your vote to be counted – Date and Sign Below

Signature	Date	, 2014.

NOTE: Please sign EXACTLY as name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – OHR PHARMACEUTICAL, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 31, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints SAM BACKENROTH and JAMES KARDON or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock of Ohr Pharmaceutical, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the Offices of Hahn & Hessen LLP, 488 Madison Avenue, New York, New York 10022 on March 31 2014, at 10:30 a.m. Eastern Time and at any adjournments thereof, subject to the directions indicated on the revise side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT – This Proxy must be signed and dated on the reverse side.)